--------------------------------------------------------------------------------
                                                    WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                VALUE PORTFOLIO

                                   QUARTERLY

                                     REPORT

                               DECEMBER 31, 1996

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table below shows how an investment of $25,000 in the Value Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Portfolio for the one, five and ten year periods ended December 31, 1996, calculated in accordance with SEC standardized formulas.

                      VALUE OF      VALUE OF      VALUE OF
                       INITIAL     CUMULATIVE    CUMULATIVE     TOTAL     ANNUAL
                       $25,000    CAPITAL GAIN   REINVESTED   VALUE OF    RATE OF
PERIOD ENDED         INVESTMENT   DISTRIBUTIONS   DIVIDENDS    SHARES     RETURN
-------------------  -----------  -------------  -----------  ---------  ---------

May 9, 1986           $  25,000            --            --   $  25,000         --
Dec. 31, 1986            25,863            --            --      25,863        3.5%*
Dec. 31, 1987            24,253           264         1,205      25,722       -0.5
Dec. 31, 1988            27,430           299         2,223      29,952       16.5
Dec. 31, 1989            30,763         2,103         3,701      36,567       22.1
Dec. 31, 1990            28,040         2,112         4,500      34,652       -5.2
Dec. 31, 1991            33,940         3,811         6,475      44,226       27.6
Dec. 31, 1992            36,350         6,019         7,884      50,253       13.6
Dec. 31, 1993            42,010         9,114         9,199      60,323       20.0
Dec. 31, 1994            36,075        10,414         7,899      54,388       -9.8
Dec. 31, 1995            45,955        17,447        11,855      75,257       38.4
Dec. 31, 1996            51,478        24,054        13,792      89,324       18.7

The portfolio's average annual total return for the one, five and ten year periods ending December 31, 1996, was 18.7%, 15.1%, and 13.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $18,605, and the total amount of "income" distributions reinvested was $8,528. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

*Return is for the seven month period 5/9/86 through 12/31/86

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      DECEMBER 31, 1996 - QUARTERLY REPORT

                                                                January 12, 1997

Dear Fellow Shareholder:

      1996 was a good year. Our fund's total return was +18.7%. This gain exceeds our average annual rate of return since the fund was started of +12.7%, and is well above the long-term average rate of return on stocks in general of about 10%. On the other hand, we lagged the S&P 500 this year (+22.9%) as my caution in the face of what Fed Chairman Greenspan called an "irrationally exuberant" stock market got in the way of profits. The table on page 2 shows total returns (capital appreciation plus dividends, minus all expenses) for our fund since it was formed.

1996 IN REVIEW

      A common theme of these quarterly letters is that we invest in businesses, not pieces of paper. We try to determine the price that an informed, rational buyer would pay for 100% of a company, and then buy shares of that business when they are available at, say, 50% of the "private market value" of the company. The theory is that the business value will grow and that, from time to time, the stock price will coincide with (or if we are lucky, exceed) the value of the underlying business, allowing us to sell the stock at a significant profit.

      In the short-run, though, price and value often diverge widely. While business value tends to change slowly, stock prices run up and down in response to various insignificant, temporary, or imagined factors. Virtually all of our companies did well in 1996, showing gains in revenues, earnings, cash flow, etc., yet some stocks rose sharply and others fell like stones. Most of the major contributors to our gains are stocks I have written about over the past several years.

      Some have been consistent gainers since we first bought them. After solid gains in 1995, Redwood Trust common stock rose 117% in 1996 while the warrants rose 350%, and together they accounted for almost one-fifth of our 1996 profits.

      Others were "slow starters" like Catellus. A few years ago, the Southern Pacific Railroad spun off its real estate holdings and named the new company Catellus. At that time we paid about $10 for what we thought was $20+ in assets. By 1995, fears that the California real estate recession would last forever drove the stock down to $5. We visited the company several times, reassured ourselves that the asset values were real, and bought more shares all the way down. Catellus rose 94% in 1996 and currently sells at about $13 (vs. our average cost of about $7). The value of the company's properties grew by at most 15-20% in 1996, but investor perceptions changed for the better. I believe that the stock is still under-valued, but I have no idea when the next price spurt may occur.

      Several of our bank, financial service, real estate, consumer, and other stocks also showed gains that were greater than the actual growth in the value of the underlying businesses. In some cases (Forest City Enterprises +88%, Capital One +53%), the moves represented catching up with reality, and we still hold those stocks. With others (Greenpoint +82%, Imperial Credit +112%), overly-enthusiastic buyers seem to have gotten carried away and we have sold the stocks. Still others showed little gain for the calendar year, but allowed for a profitable trade during the year. For example, we were able to sell Protection One between $16 and $17 (which seemed expensive) and to repurchase it between $9 and $10 in December.

      On the other hand, some companies enjoyed good business results in 1996, but their stocks were major drags on our portfolio in 1996. The major culprits (again) were cable television (TCI -28%, Century -29%) and cellular telephone (Centennial -29%, Cellular of Puerto Rico -29%). There are specific fears about competition and capital expenditure costs associated with these companies and "general principles" avoidance by investors who are uncomfortable with valuing businesses on the basis of "cash flow" rather than "earnings per share." I think these companies have bright futures, but the stocks are so universally reviled, that a change in investor perception from hate, UP TO INDIFFERENCE, would result in a large percentage gain for the stocks.

THE OUTLOOK -- IS "THE MARKET" TOO HIGH?

      Over the past 21 years, nearly all stock investments have been like the children of Lake Woebegon -- above average. Market corrections have been scarce and short, and investors have begun to take 15% returns for granted. Evidence abounds that stocks are expensive by historical standards and that many stock buyers' expectations are unrealistic. If I were forced to make a general characterization of "the market," I would say that it is "high."

      It is tempting to try to get out of stocks when the market is high and to buy them back when the market is low (market timing). The problem is that (in my opinion) it cannot be done successfully and consistently over time. I believe it is much better to stay reasonably fully invested (80-90%), acknowledging the CERTAINTY that stocks will go down from time to time, and trusting that the declines will be temporary.

      One argument against market timing is that "the market" is NOT a monolithic entity. As I have described, some of our stocks became more expensive (relative to their business values) in 1996 while others became cheaper. The same is true of stocks in general. There are always some stocks which are out of favor for the wrong reason. One general trend which is beginning to create some bargains is the shift in popularity from small company stocks to large company stocks. As a result of this shift, the S&P 500 Index, which is dominated by about 50 of the very largest companies, has out-performed most mutual funds in the last few years. Less obvious, but more dramatic, evidence of investment concentration in a few large companies can be seen in the NASDAQ Composite Index of 5259 stocks traded in the over-the-counter market. This index was UP 22.7% in 1996, but if you remove the 100 largest companies (Intel, Microsoft, MCI, etc.) from the calculation, the remaining 5159 stocks, in the aggregate, were DOWN for the year. There are probably some bargains being created as investors sell the 5159 smaller companies' stocks to buy the 100 popular favorites.

      This is why I feel good about our portfolio of stocks and the prospects of earning reasonable returns over the next few years, even though "the market" is high. There is no law of market physics that assures that money will gradually shift back into "the rest" of the stocks from the very largest that are popular today. (In fact, the resolution of a similar "two-tier" market situation in the early 70's was rather ugly as the "Nifty Fifty" fell sharply and most smaller company stocks fell even further.) However, when (in spite of myself) I begin to feel nervous about the market and look at our portfolio for candidates to sell, I generally find that I would rather buy more of several of our stocks. I think cable and cellular stocks (30+% of our portfolio) are likely to out-perform this year. NHP, Protection One, Valassis, and other less well-known companies seem cheap at today's prices. Seafield sells at $38.50, yet it will be distributing liquid securities over the next 6 months which are worth about $50 today. The examples go on and on.

      Investing in stocks is a wonderful business, and I believe it will continue to be profitable for intelligent investors. The absolute returns will undoubtedly be lower, on average, over the next 5-10 years than they have been during the past 5-10, but a less euphoric investment environment should be good for value investors. I feel very good about our investment team, including our newest research associate, Dave Kurzman, and I'm looking forward to the new year. It will be interesting.

                                                         Best regards,

                                                         /s/ Wallace R. Weitz
                                                         --------------------

                                                         Wallace R. Weitz
                                                         President

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1996
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                               COST           VALUE
-----------                                                                         -------------  --------------
             COMMON STOCKS -- 85.5%
             BANKING -- 8.0%
    150,000  Bank Plus Corp.*                                                       $   1,216,250   $  1,725,000
    250,000  Dime Bancorp, Inc.*                                                        2,837,275      3,687,500
     10,000  Mercantile Bancorporation                                                    303,100        513,750
    130,000  Poughkeepsie Savings Bank, FSB                                               669,375        682,500
     77,500  R&G Financial Corp. CL B                                                   1,379,375      1,840,625
     45,600  Wells Fargo & Co.                                                          6,013,110     12,300,600
                                                                                    -------------  --------------
                                                                                       12,418,485     20,749,975
                                                                                    -------------  --------------
             CABLE TELEVISION -- 18.7%
    271,500  Adelphia Communications Corp. CL A*                                        2,161,718      1,561,125
    500,000  Century Communications Corp. CL A*                                         3,552,170      2,843,750
     52,000  Comcast UK Cable Partners Limited CL A                                       653,976        708,500
    760,000  Comcast Corp. Special CL A                                                12,094,598     13,537,500
     84,700  TCI Satellite Entertainment CL A*                                          1,161,471        836,412
    847,000  Tele-Communications, Inc. CL A*                                           12,188,770     11,063,938
    353,000  Tele-Communications Liberty Media CL A*                                    8,395,133     10,082,563
    118,000  Time Warner, Inc.                                                          3,723,863      4,425,000
    205,000  U.S. West Media Group*                                                     3,669,190      3,792,500
                                                                                    -------------  --------------
                                                                                       47,600,889     48,851,288
                                                                                    -------------  --------------
             CONSUMER PRODUCTS AND SERVICES -- 2.8%
    125,000  American Classic Voyages Co.*                                              1,196,363      1,640,625
      4,875  Lady Baltimore Foods, Inc.                                                   227,781        238,875
    126,500  Protection One, Inc.*                                                        988,076      1,249,187
    108,800  Seafield Capital Corp.                                                     3,941,475      4,216,000
                                                                                    -------------  --------------
                                                                                        6,353,695      7,344,687
                                                                                    -------------  --------------
             FEDERAL AGENCIES -- 5.8%
     30,000  Federal Home Loan Mortgage Corp.                                             679,347      3,303,750
    120,000  Federal National Mortgage Association                                      2,167,000      4,470,000
     80,000  Student Loan Marketing Association                                         3,679,517      7,450,000
                                                                                    -------------  --------------
                                                                                        6,525,864     15,223,750
                                                                                    -------------  --------------
             FINANCIAL SERVICES -- 6.9%
    100,000  American Express, Co.                                                      3,354,046      5,650,000
        110  Berkshire Hathaway, Inc.*                                                    640,550      3,751,000
    128,000  Capital One Financial Corp.                                                3,107,958      4,624,000
     50,000  HealthCare Financial Partners, Inc.*                                         657,375        637,500
     30,000  PS Group, Inc.*                                                              233,125        405,000
     60,000  Salomon, Inc.                                                              2,167,071      2,827,500
                                                                                    -------------  --------------
                                                                                       10,160,125     17,895,000
                                                                                    -------------  --------------

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                               COST           VALUE
-----------                                                                         -------------  --------------
             INFORMATION AND DATA PROCESSING -- 2.4%
    124,500  BRC Holdings, Inc.*                                                    $   2,892,388   $  5,571,375
    192,600  Intelligent Systems Corp.*                                                   391,376        577,800
                                                                                    -------------  --------------
                                                                                        3,283,764      6,149,175
                                                                                    -------------  --------------
             MORTGAGE BANKING -- 6.1%
    340,000  Countrywide Credit Industries, Inc.                                        5,414,917      9,732,500
    428,058  Resource Bancshares Mtg. Grp., Inc.                                        5,008,501      6,099,827
                                                                                    -------------  --------------
                                                                                       10,423,418     15,832,327
                                                                                    -------------  --------------
             PUBLISHING AND BROADCASTING -- 6.0%
     52,700  Daily Journal Corp.*                                                       1,122,366      1,660,050
    250,000  Gabelli Global Multimedia Trust, Inc.                                      1,730,650      1,718,750
    217,000  Katz Media Group, Inc.*                                                    2,516,583      2,441,250
    311,000  Valassis Communications, Inc.*                                             4,799,485      6,569,875
     45,000  Walt Disney Co.                                                            2,597,017      3,133,125
                                                                                    -------------  --------------
                                                                                       12,766,101     15,523,050
                                                                                    -------------  --------------
             REAL ESTATE AND CONSTRUCTION -- 6.7%
    515,000  Catellus Development Corp.*                                                3,515,957      5,858,125
     60,000  Forest City Enterprises, Inc. CL A                                         2,159,453      3,630,000
    490,000  NHP, Inc.*                                                                 7,681,895      7,595,000
    433,000  Presley Companies CL A*                                                      625,600        487,125
                                                                                    -------------  --------------
                                                                                       13,982,905     17,570,250
                                                                                    -------------  --------------
             REAL ESTATE INVESTMENT TRUSTS -- 11.0%
    120,000  First Washington Realty Trust, Inc.                                        1,944,700      2,820,000
    200,000  Innkeepers USA Trust                                                       1,944,275      2,775,000
    185,000  NovaStar Financial, Inc.**                                                 2,775,000      2,775,000
    499,184  Redwood Trust, Inc.                                                        9,331,394     18,594,604
     79,700  Thornburg Mortgage Asset Corp.                                             1,158,095      1,703,587
                                                                                    -------------  --------------
                                                                                       17,153,464     28,668,191
                                                                                    -------------  --------------
             TELECOMMUNICATIONS -- 11.1%
    280,000  360 Communications Co.*                                                    6,495,028      6,475,000
    210,000  Airtouch Communications, Inc.*                                             6,033,127      5,302,500
    327,000  Cellular Communications of Puerto Rico, Inc.*                              8,379,025      6,458,250
    660,400  Centennial Cellular Corp. CL A*                                           10,153,740      8,007,350
     45,800  CommNet Cellular, Inc.*                                                    1,240,792      1,276,675
     38,200  Telephone and Data Systems, Inc.                                           1,424,644      1,384,750
                                                                                    -------------  --------------
                                                                                       33,726,356     28,904,525
                                                                                    -------------  --------------
             Total Common Stocks                                                      174,395,066    222,712,218
                                                                                    -------------  --------------

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                               COST           VALUE
-----------                                                                         -------------  --------------
             NON-CONVERTIBLE PREFERRED STOCKS -- 1.4%
     10,000  Community Bank 13% Pfd. Series B                                       $     257,550   $    267,500
     30,000  Prime Retail, Inc. 10.5% Pfd. Series A                                       645,000        720,000
     69,941  Riggs National 10.75% Pfd. Series B                                        1,852,839      1,993,319
     34,000  River Bank America 15.0% Pfd. Series A                                       845,750        782,000
                                                                                    -------------  --------------
             Total Non-Convertible Preferred Stocks                                     3,601,139      3,762,819
                                                                                    -------------  --------------

   FACE
  AMOUNT
-----------
             CORPORATE BONDS -- 0.6%
  $ 500,000  Salomon, Inc. Notes 7.125% 8/01/99                                           500,000        505,022
  1,000,000  Dime Savings 10.5% 11/15/05                                                1,062,806      1,087,500
                                                                                    -------------  --------------
             Total Corporate Bonds                                                      1,562,806      1,592,522
                                                                                    -------------  --------------
             U.S. GOVERNMENT AND AGENCY SECURITIES -- 9.2%
  3,000,000  Farm Credit Discount Note 3/13/97                                          2,968,938      2,968,440
  1,570,000  U.S. Treasury Bill 4/17/97                                                 1,546,840      1,547,041
  1,000,000  U.S. Treasury Note 6.75% 5/31/97                                           1,000,000      1,005,000
    750,000  U.S. Treasury Note 6.0% 5/31/98                                              747,893        752,227
  4,750,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                                    4,750,797      4,805,664
  3,000,000  Federal Home Loan Bank 6.535% 3/21/01                                      3,000,000      2,990,458
  4,500,000  Federal Home Loan Bank 6.0% 4/12/01                                        4,505,543      4,490,651
  2,000,000  Federal Home Loan Bank 6.55% 11/15/02                                      2,000,000      1,981,082
  2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                                     2,498,143      2,534,435
  1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                      1,001,403        988,125
                                                                                    -------------  --------------
             Total U.S. Government and Agency Securities                               24,019,557     24,063,123
                                                                                    -------------  --------------
             SHORT-TERM SECURITIES -- 3.2%
  8,198,519  Norwest U.S. Government Money Market Fund                                  8,198,519      8,198,519
                                                                                    -------------  --------------
             Total Investments in Securities                                        $ 211,777,087    260,329,201
                                                                                    -------------  --------------
                                                                                    -------------
             Other Assets Less Liabilities -- 0.1%                                                       335,278
                                                                                                   --------------
             Total Net Assets -- 100%                                                               $260,664,479
                                                                                                   --------------
                                                                                                   --------------
             Net Asset Value Per Share                                                               $    20.591
                                                                                                   --------------
                                                                                                   --------------

*Non-income producing
**This restricted security, exempt from registration under the Securities Act of 1933, was purchased in a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors or certain accredited investors.